Exhibit 99.1

NEXITY Investor Presentation August 2006

Forward Looking Statement Statements contained in this presentation which are not historical facts are forward-looking statements as that item is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from estimated results. Such risks and uncertainties are detailed in the Company’s filings with the Securities and Exchange Commission. 2

Corporate Profile o Headquartered in Birmingham, Alabama o Founded in 1999 by current management team o Total assets of $834 million as of June 30, 2006 o Correspondent banking model o Currently 194 community bank customers o Current Markets – Southeastern U.S. and Texas o Funded with branchless deposits 3

Management Team Name Title Age Years in Banking Previous Banking Experience Greg Lee Chairman and CEO 47 27 The Bankers Bank (GA) David Long President 44 22 The Bankers Bank (GA) Jack Moran Chief Financial Officer 45 23 Anchor Financial Corp. Kenneth Vassey Senior Lending Officer 48 26 The Bankers Bank (GA) Cindy Russo SVP of Operations 49 27 Compass Bank 4

Investment Considerations o Unique business model in growing markets o Low-cost delivery channels o Exportable model o Excellent asset quality o Strong management team 5

Financial Summary (dollars in thousands) 2Q06 2Q05 Assets $833,984 $678,398 Loans $536,096 $446,496 Deposits $628,556 $512,089 Operating Income * $1,408 $1,054 Net Interest Margin 3.14% 3.03% Efficiency Ratio 62.42% 63.89% NCOs / Avg. Loans * 0.19% 0.05% NPA / Total Assets 0.19% 0.25% * Operating income is net income before net securities gains. The net charge-off ratio is YTD annualized 6

Business Model Lending Funding Correspondent Wholesale Banking Branchless Deposits Nexity Financial Retail Residential Wholesale Borrowings o Model complemented with numerous fee-income products 7

8 Correspondent Banking Overview o Banking services provided to community banks • Purchase and sale of loan participations • Fixed income investment services • Funds management programs o Currently 194 community banking clients

Business Strategy o Leverage low-cost delivery channels o Maintain superior customer service o Strategically export business model to other geographic areas o Expand and capitalize on fee-income opportunities 9

Market Areas o Current Correspondent Banking Market Offices o Atlanta, Georgia o Birmingham, Alabama o Dallas, Texas o Myrtle Beach, South Carolina o Winston-Salem, North Carolina o Future Expansion o Florida o Mid-Atlantic United States o Mid-West United States 10

Growth Opportunities FDIC Insured Institutions Formed Number of Banks YTD 2006 2005 2004 2003 2002 2001 6/30/06 Alabama 2 4 4 4 0 3 160 Florida 10 19 15 13 6 11 305 Georgia 14 13 14 13 11 10 353 North Carolina 7 3 7 2 1 4 108 South Carolina 6 3 1 1 1 3 98 Texas 5 6 9 10 6 7 654 Total 4448 50 43 25 38 1,678 11

Strategic Objectives o Continue to improve core profitability o Maintain strong quality asset growth o Enter additional geographic target markets o Build the most fundamentally sound, high performance bank in the nation 12

Financial Overview

Balance Sheet Highlights 2001 2002 2003 2004 2005 6/30/2006 Loans 280189.703 315360.133 324059.297 387503.339 515573 536096 Deposits 293206.092 357928.631 388255.217 456691.342 596670 628556 Assets 350507.468 458767.322 522679.049 610765.668 784679 833984 14

Loan Portfolio Mix Commercial, financial, and agricultural Real estate - construction Real estate - mortgage Installment loans to individuals Home equity lines of credit Lease financing receivables Other 24.17% 40.02% 29.19% 2.88% 6.64% 0.08% 0.02% Data as of June 30, 2006 15

Deposit Mix Noninterest-bearing demand Interest-bearing checking Money market accounts Savings accounts Brokered deposits Time deposits < $100K Time deposits > $100K 1.31% 0.70% 38.52% 0.07% 6.98% 33.33% 19.09% Data as of June 30, 2006 16

Geographic Diversity Loans (Top 5) Georgia 38.59% South Carolina 26.85% North Carolina 7.86% Florida 7.85% Alabama 5.51% Deposits (Top 5*) Alabama 23.34% California 11.14% Florida 7.74% Texas 7.53% New York 5.60% * Deposit accounts are in all 50 states Data as of June 30, 2006 17

Asset Quality 2002 2003 2004 NCOs/Avg. Loans 0.45% 0.29% 0.09% NPA/Total Assets 0.0023 0.0017 0.0031 * NCO Ratio is YTD Annualized 18

Net Interest Margin 2002 2003 2004 2005 6/30/2006* Net Interest Margin 3.07% 2.98% 2.97% 3.13% 3.20% * YTD Annualized 19

Efficiency Ratio 2002 2003 2004 2005 6/30/2006 Efficiency Ratio 76.45% 67.74% 63.46% 0.633 0.616 20

Quarterly Earnings Last Five Quarters 2Q 2005 3Q 2005 4Q 2005 1Q 2006 2Q 2006 Operating Income $1,054.00 $1,080.00 $1,176.00 $1,307.00 1408 * Operating Income is Net Income Less Net Securities Gains 21

Valuation Considerations

Valuation o Current Price Per Share - 8/14/06 $12.00 o Tangible Equity – 6/30/06 $58.5 million o Shares Outstanding – 6/30/06 8.5 million o Price / Tangible Book 174.4% o Price / Annualized 2Q 2006 EPS * 20.0x * Based on operating income per diluted share 23

Stock Buyback Program o Shares Authorized in Buyback Program 400,000 o Percentage of Shares Outstanding 4.6% o Shares Repurchased – 8/14/06 365,950 o Percentage of Shares Outstanding 4.2% * Buyback program started March 3, 2006 24

Comparable Companies Nexity Financial Comparable Companies(1) Price / Book 171.7% 208.7% Price / Tg. Book 174.3% 268.9% Equity / Assets 7.1% 9.9% (1) Comparable companies include FSGI, PNFP, CBON, TBBK, GBTS, TMCV, CSNT, ANCX, and CWBS; pricing data as of August 14, 2006. These public companies with assets between $500 million and $2.0 billion grew assets over 30% and net income over 20% in 2005. 25

Investment Considerations o Outstanding Growth Trends o Excellent Profit Potential o Exportable growth model o Excellent asset quality o Strong management team 26

NEXITY